Exhibit 10.30

EXECUTION COPY

FIRST AMENDMENT TO PERFORMANCE GUARANTY

THIS FIRST AMENDMENT TO PERFORMANCE GUARANTY (this “Amendment”), dated as of March 19, 2010, is entered into by and among FLEETCOR TECHNOLOGIES, INC., a corporation organized under the laws of the state of Delaware (“Holdings”), FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, a limited liability company organized under the laws of the state of Georgia (“FleetCor”) (together, FleetCor and Holdings are each a “Performance Guarantor” and collectively the “Performance Guarantors”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrator (in such capacity, the “Administrator”), PNC, as a purchaser agent and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (“Credit Agricole”), as a purchaser agent (together, PNC and Credit Agricole, in their capacities as purchaser agents, are each a “Purchaser Agent” and collectively the “Purchaser Agents”).

BACKGROUND

A. Reference is made to that certain Performance Guaranty, dated as of December 20, 2004 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Performance Guaranty”) made by the Performance Guarantors for the benefit of the Administrator, the Purchasers, the Purchaser Agents and each other Indemnified Party and Affected Person. Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Performance Guaranty.

B. The parties hereto desire to amend the Performance Guaranty as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. Amendment to the Performance Guaranty. Clause (f) of Section 7 of the Guaranty is hereby amended and restated in its entirety as follows:

(f) Permitted Acquisitions. Except as contemplated by the Transaction Documents, Holdings shall not (and shall not permit any Affiliate to) make any acquisition of all or a substantial portion of the assets or equity of any Person that is not a Permitted Acquisition or a Permitted Foreign Acquisition.

SECTION 2. Representations and Warranties of the Performance Guarantors. Each Performance Guarantor hereby represents and warrants as follows:

(a) the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

(b) no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Termination Event or an Unmatured Termination Event;

(c) the Facility Termination Date has not occurred; and

(d) the execution and delivery by such Person of this Amendment, and the performance by such Person of its obligations under this Amendment and the Performance Guaranty, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Performance Guaranty, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

SECTION 3. Effect of Amendment. All provisions of the Performance Guaranty, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Performance Guaranty (or in any other Transaction Document) to “this Performance Guaranty”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Performance Guaranty shall be deemed to be references to the Performance Guaranty as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Performance Guaranty other than as set forth herein.

SECTION 4. Effectiveness. This Amendment shall be effective as of the date hereof provided that the Administrator shall have received counterparts of this Amendment duly executed by each of the parties hereto, in form and substance satisfactory to the Administrator.

SECTION 5. Miscellaneous. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Performance Guaranty or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

FLEETCOR TECHNOLOGIES, INC.

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

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PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Purchaser Group

By:	/s/ D. Bryant Mitchell II
Name:	D. Bryant Mitchell II
Title:	Executive Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Purchaser Agent for the Atlantic Purchaser Group

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Konstantina Kourmpetis
Name:	Konstantina Kourmpetis
Title:	Managing Director

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